UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23963

First Trust Enhanced Private Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Stockholders is attached herewith.

First Trust
Capital Management

FIRST TRUST ENHANCED PRIVATE CREDIT FUND

Annual Report

March 31, 2025

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Enhanced Private Credit Fund
This report and the consolidated financial statements contained herein are provided for the general information of the shareholders of the First Trust Enhanced Private Credit Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST ENHANCED PRIVATE CREDIT FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Management Discussion of Fund Performance with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
Last year marked another impressive year for risk assets as the U.S. economy demonstrated remarkable resilience, supported by strong gross domestic product growth, low but rising unemployment, persistent but easing inflation and robust consumer spending. This backdrop fueled U.S. equities higher, with meaningful performance driven by large-cap U.S. technology stocks. Throughout the year, the Federal Reserve officially pivoted monetary policy as the first interest rate cut materialized in September. Despite lowering the front end of the yield curve, duration assets largely surprised to the downside as the back end steepened in response. As we turned to a new political regime, the positive performance from U.S. equities was tempered by valuation concerns and trade policy which introduced meaningful volatility back into the markets. Shortly after the Fund’s fiscal year ended March 31, 2025, the U.S. Presidential administration announced tariff policies that were substantially larger than markets expected resulting in an immediate sell off across risk assets. Tariffs have been implemented faster, at higher rates and with a broader scope than anticipated. The sharp downturn signaled a real-time price adjustment for reduced earnings, contracting price/earnings multiple and the increased risk of recession. Despite the public markets turmoil, we remain excited about the opportunity set present in private markets as dislocations can create compelling entry points in private markets.
While we do not seek to predict the market directionality, it’s important to remain cognizant of the macroeconomic and capital markets backdrop. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors an investment opportunity despite the increased market turbulence across our range of strategies.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Enhanced Private Credit Fund
Since the Fund’s inception on July 1, 2024 through March 31, 2025, the Fund had a net total return of 8.08%. In comparison, the Fund’s benchmark, the iBoxx Liquid High Yield Index, returned 6.92% over the same period. We are pleased with the Fund’s performance during its initial fiscal year.
We maintain our conviction in the private credit asset class as base interest rates remain near decade highs, and we believe that the value of private lenders delivering swift and flexible financing solutions endures.
Private credit deal flow remained steady throughout the quarter, with both the syndicated and direct lending markets active. Refinancing volumes were particularly elevated as borrowers sought to capitalize on lower financing costs, aided by narrowing spreads. Additionally, Leveraged Buyouts (LBOs) experienced a gradual resurgence as private equity sponsors began to re-engage with the market. The Federal Reserve’s decision to cut base interest rates by 50 basis points in September 2024 marked the beginning of the highly anticipated easing cycle. All positions were positive contributors since inception with the exception of currency hedges, which were used to hedge exposure to the Euro.

The Fund looked to take advantage of opportunities in the direct lending market, which continues to experience fierce competition between non-bank lenders and a well-functioning syndicated market, resulting in lower premiums and softer covenants. The Fund’s strategy leverages the deal flow across First Trust Capital Management’s broader credit footprint and is designed to provide targeted exposure to the top deals across our platform.
The Fund deployed capital throughout its first year of existence and has been actively scaling into a fully invested co-investment portfolio. Throughout the initial scaling period, the Fund experienced outsized capital growth leading to portions of the monthly distributions to be classified as return of capital. Based on current and go-forward expected yields of underlying positions within the Fund, we remain confident in the Fund’s ability to generate net investment income that is sufficient to cover the intended distribution rate of the Fund. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Portfolio Manager	Portfolio Manager
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Enhanced Private Credit Fund
FUND PERFORMANCE
March 31, 2025 (Unaudited)

Performance of a $50,000 Investment
$56,000
$54,000
$52,000
$50,000
$48,000
$46,000
7/1/2024
7/31/2024
8/31/2024
9/30/2024
10/31/2024
11/30/2024
12/31/2024
1/31/2025
2/28/2025
3/31/2025
$54,042
$53,462
First Trust Enhanced Private Credit Fund
iBoxx USD liquid High Yield Index TR

This graph compares a hypothetical $50,000 investment in the Fund’s Shares with a similar investment in the iBoxx USD Liquid High Yield Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.
iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is unmanaged and it is not available for investment.
Average Annual Total Returns as of March 31, 2025	Since Inception
First Trust Enhanced Private Credit Fund (Inception Date July 1, 2024)	8.08%
iBoxx USD Liquid High Yield Index TR	6.92%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Enhanced Private Credit Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Enhanced Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights for the period July 1, 2024 (commencement of operations) to March 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations, changes in its net assets, its cash flows and its financial highlights for the period July 1, 2024 (commencement of operations) through March 31, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2025

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES – 26.7%
758,8561	Fontwell II Securities 2020 Designated Activity Company Series 2020-1 Z, 14.829% (3-Month SONIA Swap+1,020 basis points), 12/18/20282,3	$973,965
2,000,000	Granville Ltd. Series 25-1X, 10.840% (1-Month Term SOFR+650 basis points), 2/15/20302,3	2,000,000
2,000,0001	Gregory SPV S.R.L. Series 32XC, 10.136% (3-Month Euribor+775 basis points), 12/30/20452,3	2,162,630
6,8391	J-Elvetia Finance Ltd. Series 2021-1, Class M, 8.426% (SRFXON3+800 basis points), 10/20/20292,3,4	7,653
2,000,0001	Landesbank Baden-Wuerttemberg Series LION-6 SNR, 10.005% (3-Month Euribor+765 basis points), 10/30/20362,3	2,162,630
1,000,0001	Lloyds Bank PLC Series 2024-1 Z, 11.805% (SONIA+735 basis points), 12/16/20302,3	1,295,207
738,859	Mespil Securities Series 2021-1, Class B, 15.361% (90-Day SOFR Average+1,000 basis points), 12/8/20312,3,5	738,859
1,200,0001	PYMES Magdalena Series 11, Class NOTE, 9.504% (3-Month Euribor+650 basis points), 7/4/20542,3,4	1,297,708
9,790,4711	Santander Consumer Finance, S.A. Series 2024-1, 8.999% (3-Month STIBOR+665 basis points), 12/25/20342,3	974,099
547,8471	Santander UK PLC Series 2024-2 F, 14.950% (SONIA+1,000 basis points), 5/22/20342,3	727,183
1,000,000	St. Lawrence Corp. Series 2023-1X, Class MEZZ, 14.120% (1-Month Term SOFR+975 basis points), 5/25/20332,3,4,5	1,037,500
1,000,000	Standard Chartered Bank 15.043% (3-Month Term SOFR+1,075 basis points), 4/19/20332,3	1,021,000
500,000	U.S. Bancorp Series 2025-SUP1, Class R, 11.851% (30-Day SOFR Average+750 basis points), 2/25/20323,4,6	500,000
	TOTAL ASSET-BACKED SECURITIES (Cost $14,675,532)	14,898,434
	BANK LOANS – 51.8%
1,400,000	C3 Rentals, LLC 12.323%, Term Loan, 4/22/20277,8	1,407,000
1,995,000	Connect America.com, LLC 9.799%, Term Loan, 12/31/20287,8	1,965,075

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	BANK LOANS (Continued)
1,946,048	Ipsen Group Holding GmbH 7.825% Cash, 7.000% PIK, Term Loan, 7/31/20297,8,9	$1,892,726
997,500	Leonard Valve Company, LLC 9.799%, Term Loan (3-Month USD LIBOR+550 basis points), 9/30/20273,7	996,303
182,292	Minds + Assembly, LLC 0.500%, Revolver,7,10	—
3,309,414	9.549%, Term Loan, 10/28/20267,8	3,274,665
5,000,000	Nephorn Pharmaceuticals Corp. 13.525%, Term Loan, 1/31/20287,8	4,975,000
2,484,721	Progress Lighting, LLC 14.293%, Term Loan, 9/18/20297,8	2,430,306
135,318	Riccobene Associates 0.500%, Revolver,7,10	—
1,320,102	9.325%, Term Loan, 11/12/20277,8	1,302,808
541,272	9.322%, Delay Draw, 1/10/20287,8,10	111,658
5,518,716	Shryne Group, Inc. 16.000% Cash, 1.000% PIK, Term Loan, 5/26/20267,8,9	5,546,310
848,871	Steward Health Care System, LLC 14.438%, Term Loan, 6/30/20257,8	848,871
310,945	Summit Spine & Joint Centers 1.000%, Delay Draw,7,10	—
155,473	9.298%, Revolver, 3/18/20287,8,10	9,178
1,033,582	11.500%, Term Loan, 3/18/20287,8	1,016,926
2,997,747	West Side Holdco, LLC 13.323%, Term Loan, 9/3/20277,8	3,117,657
	TOTAL BANK LOANS (Cost $28,542,518)	28,894,483
	COLLATERALIZED LOAN OBLIGATIONS – 11.4%
1,500,000	ABPCI Direct Lending Fund CLO, LLC Series 2017-1A, Class ERR, 11.793% (3-Month Term SOFR+750 basis points), 7/20/20373,4,6	1,517,656
1,500,000	Fortress Credit Opportunities CLO, LLC Series 2022-19I, Class ER, 12.302% (3-Month Term SOFR+800 basis points), 10/15/20363,4	1,513,541
2,650,000	Maranon Loan Funding Ltd. Series 2021-3A, Class ER, 12.122% (3-Month Term SOFR+782 basis points), 10/15/20363,4,6	2,673,444
650,000	Mount Logan Funding LP Series 2018-1A, Class ER, 13.012% (3-Month Term SOFR+872 basis points), 1/22/20333,4,6	649,038
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,283,445)	6,353,679

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	PRIVATE INVESTMENT VEHICLES – 5.7%
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS – 5.7%
954,500	Fortress Credit Opportunities CLO, LLC Series XXVII, 1/28/203511	$981,799
318,800	GPG Loan Funding, LLC 4/29/2034*,11	333,965
911,672	MCF CLO 12, LLC 2/24/202811	936,852
908,394	Private Credit Fund C-1 Holdco, LLC Series 2023-1, 7/11/203311	946,528
		3,199,144
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $3,093,366)	3,199,144

Number of Shares
	SHORT-TERM INVESTMENTS – 13.2%
290,000	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 4.20%12	290,000
7,047,169	UMB Bank, Money Market Special II Deposit Investment, 4.19%12	7,047,169
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,337,169)	7,337,169
	TOTAL INVESTMENTS – 108.8% (Cost $59,932,030)	60,682,909
	Liabilities in Excess of Other Assets – 8.8%	(4,904,936)
	TOTAL NET ASSETS – 100.0%	$55,777,973
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
SOFR – Secured Overnight Financing Rate
SONIA – Sterling Overnight Index Average
STIBOR – Stockholm Interbank Offered Rate
* Non-income producing security.
1 Principal Amount denoted in local currency.
2 All or a portion of this investment is a holding of FTEPCF Cayman Sub1 Ltd.
3 Floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 Callable.
5 Foreign security denominated in U.S. Dollars.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $5,340,138, which represents 9.57% of the total net assets of the Fund.

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

7 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
8 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
9 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
10 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment.
11 Investment valued using net asset value per share as practical expedient.
12 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sale Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value at Settlement Date	Value at March 31, 2025	Unrealized Appreciation (Depreciation)
Swiss Franc	BNP Paribas	CHF per USD	5/14/2025	(6,839)	$(7,558)	$(7,772)	$(214)
Euro	BNP Paribas	EUR per USD	5/14/2025	(3,200,000)	(3,337,856)	(3,468,762)	(130,906)
British Pound	BNP Paribas	GBP per USD	5/14/2025	(2,375,000)	(2,953,764)	(3,067,818)	(114,054)
Swedish Krona	BNP Paribas	SEK per USD	5/14/2025	(11,000,000)	(1,017,021)	(1,097,266)	(80,245)
TOTAL SALE CONTRACTS					(7,316,199)	(7,641,618)	(325,419)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(7,316,199)	$(7,641,618)	$(325,419)
CHF – Swiss Franc
EUR – Euro
GBP – British Pound
SEK – Swedish Krona
USD – United States Dollar
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2025 (Unaudited)

Country of Investment*	Value	Percent of Total Net Assets
Cayman Islands	$649,038	1.2%
European Union	8,619,457	15.5%
Switzerland	7,653	0.0%
United Kingdom	973,965	1.7%
United States	50,432,796	90.4%
Total Investments	60,682,909	108.8%
Liabilities in Excess of Other Assets	(4,904,936)	(8.8)%
Total Net Assets	$55,777,973	100.0%
* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2025 (Unaudited)

Security Type/Sector*	Percent of Total Net Assets
Asset-Backed Securities	26.7%
Bank Loans	51.8%
Collateralized Loan Obligations	11.4%
Private Investment Vehicles
Private Collateralized Loan Obligations	5.7%
Short-Term Investments	13.2%
Total Investments	108.8%
Liabilities in Excess of Other Assets	(8.8)%
Total Net Assets	100.0%

* This table does not include forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2025

Assets:
Investments, at value (cost $59,932,030)	$60,682,909
Foreign currency, at value (cost $2,224)	2,107
Cash	34,443
Receivables:
Investment securities sold	9,654
Fund shares sold	269,908
Interest	992,048
Deferred offering costs (Note 2)	3,199
Prepaid expenses	2,811
Total assets	61,997,079
Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	325,419
Payables:
Subscriptions received in advance	5,016,000
Dividend	558,894
Incentive Fees	136,349
Legal fees	61,325
Audit fees	50,000
Pricing and research expense	17,364
Tax services fees	16,000
Trustees’ fees and expenses	15,000
Fund services expense	13,155
Shareholder reporting fees	6,800
Chief Compliance Officer fees	1,800
Accrued other expenses	1,000
Total liabilities	6,219,106
Commitments and contingenices (Note 3 and Note 11)
Net Assets	$55,777,973
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2025

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$55,818,539
Total distributable earnings (accumulated deficit)	(40,566)
Net Assets	$55,777,973
Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$55,777,973
Shares of beneficial interest issued and outstanding	2,293,231
Offering and redemption price per share	$24.32
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period July 1, 2024 (commmencement of operations) to March 31, 2025

Investment Income:
Interest	$3,338,424
Total investment income	3,338,424
Expenses:
Incentive Fees	459,925
Investmentment management fee (Note 3)	275,572
Legal fees	242,833
Audit fees	50,000
Trustees’ fees and expenses	45,937
Pricing fees	41,247
Fund services expense	39,645
Shareholder reporting fees	23,034
Tax services fees	20,000
Chief Compliance Officer fees	16,200
Offering costs (Note 2)	9,596
Registration fees	3,395
Insurance fees	2,240
Miscellaneous	1,754
Total expenses	1,231,378
Investment management fees waived	(275,572)
Net expenses	955,806
Net investment income (loss)	2,382,618
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(35,375)
Forward foreign currency exchange contracts	220,891
Foreign currency transactions	(23,418)
Net realized gain (loss)	162,098
Net change in unrealized appreciation/depreciation on:
Investments	750,879
Forward foreign currency exchange contracts	(325,419)
Foreign currency translations	3,282
Net change in unrealized appreciation/depreciation	428,742
Net realized and unrealized gain	590,840
Net Increase in Net Assets from Operations	$2,973,458
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period July 1, 2024* Through March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$2,382,618
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency translations	162,098
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	428,742
Net increase in net assets from operations	2,973,458
Distributions to Shareholders:
From net investment income	(3,023,620)
From return of capital	(991,981)
Total distributions to shareholders	(4,015,601)
Capital Transactions:
Net proceeds from shares sold	54,754,000
Reinvestment of distributions	2,066,116
Net increase (decrease) in net assets from capital transactions	56,820,116
Total increase (decrease) in net assets	55,777,973
Net Assets:
Beginning of period	—
End of period	$55,777,973
Capital Share Transactions:
Shares sold	2,208,854
Shares reinvested	84,377
Net increase (decrease) in capital share transactions	2,293,231
* Commencement of operations.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period July 1, 2024 (commmencement of operations) to March 31, 2025

Increase (Decrease) in Cash:
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$2,973,458
Adjustments to reconcile net increase (decrease) in net assets from operations net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(61,763,268)
Sales from long-term portfolio investments	9,128,031
Change in short-term investments, net	(7,337,169)
Net amortization on investments	(75,315)
Net realized (gain) loss	59,320
Net change in unrealized appreciation/depreciation	(425,460)
Return of capital dividends received	56,371
(Increase)/Decrease in operating assets:
Interest	(992,048)
Investments securities sold	(9,654)
Prepaid offering costs	(3,199)
Prepaid expenses	(2,811)
Increase/(Decrease) in operating liabilities:
Dividends	558,894
Incentive Fees	136,349
Legal fees	61,325
Audit fees	50,000
Pricing and research expense	17,364
Tax services fees	16,000
Trustees’ fees and expenses	15,000
Fund services expense	13,155
Shareholder reporting fees	6,800
Chief Compliance Officer fees	1,800
Accrued other fees	1,000
Net cash provided by (used in) operating activities	(57,514,057)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	59,500,092
Dividends paid to shareholders, net of reinvestments	(1,949,485)
Net cash provided by (used in) financing activities	57,550,607
Net Increase (Decrease) in Cash	36,550
Cash and foreign currency:
Beginning of period balances:
Cash	—
Cash denominated in foreign currency, at value	—
Total beginning of period balances	—
End of period balances:
Cash	34,443
Cash denominated in foreign currency, at value	2,107
Total end of period balances	$36,550
Supplemental disclosure of non-cash activities:
Reinvested dividends	$2,066,116
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.
For the Period July 1, 2024* Through March 31, 2025
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment income1	1.59
Net realized and unrealized gain	0.33
Total from investment operations	1.92
Less Distributions:
From net investment income	(1.74)
Return of capital	(0.86)
Total distributions	(2.60)
Net asset value, end of period	$24.32
Total return2	8.08%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,778
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	4.47%4
After fees waived and expenses absorbed	3.47%4,5
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	7.65%4
After fees waived and expenses absorbed	8.65%4,5
Ratio of expenses to average net assets (excluding Incentive Fees)
Before fees waived and expenses absorbed	2.80%4
After fees waived and expenses absorbed	1.80%4,5
Ratio of net investment income to average net assets (excluding Incentive Fees)
Before fees waived and expenses absorbed	9.32%4
After fees waived and expenses absorbed	10.32%4,5
Portfolio turnover rate	39%3

* Commencement of operations.
1 Based on average shares outstanding during the period.
2 Total returns would have been lower had expenses not been waived or absorbed by the Investment Adviser. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3 Not annualized.
4 Annualized.
5 The Investment Adviser has voluntarily agreed to waive its Investment Management Fees through June 30, 2025. Amounts include the impact of this voluntary waiver. See Note 3 for more information.
See accompanying Notes to Consolidated Financial Statements.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2025

Note 1 — Organization
First Trust Enhanced Private Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated April 10, 2024 (the “Declaration of Trust”). First Trust Capital Management L.P. (the “Investment Adviser”) serves as the investment adviser of the Fund. The Investment Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund’s investment objective is to achieve total return through income and capital appreciation. The Fund seeks to achieve its investment objective by investing across the full spectrum of structured and private credit, in which the focus of the Fund will be to offer exposure to both bank syndicated and non-bank originated debt instruments. Under normal market conditions, the Fund seeks to achieve its investment objective by allocating at least 80% of its net assets, plus the amount of any borrowings for investment purposes, to a portfolio of private credit instruments.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
(a) Consolidation of Subsidiary
The Fund may make investments through its subsidiary, FTEPCF Cayman Sub1 Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the FTEPCF Cayman Sub1 Ltd. All inter-company accounts and transactions have been eliminated in the consolidation. The FTEPCF Cayman Sub1 Ltd. is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2025 net assets of FTEPCF Cayman Sub1 Ltd. were $14,629,894 representing 26.23% of the Fund’s consolidated total net assets.
FTEPCF Cayman Sub1 Ltd. is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The subsidiary has elected to be disregarded as an entity separate from the Fund for U.S. federal income tax purposes.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on the last day of each month and at such other times as the

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”) may determine, including in connection with repurchases of Fund shares (“Shares”), in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets by utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined.
Fixed-income securities, except for private debt investments discussed below, with a remaining maturity of sixty (60) days or more, will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect fair value will be valued based upon broker-supplied quotations provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to, changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semi-annually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
The Fund values its investments in private investment funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) at the value determined by each private investment fund in accordance with such private investment fund’s valuation policies and reported at the time of the Fund’s valuation. The Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund. Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular private investment fund under consideration.
The Fund will generally value shares of open-end and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Private Investment Funds
The Fund may invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private investment funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Fund shareholders (“Shareholders”). A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of such private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(d) Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, which are subject to the risk of foreign exchange rate fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.
(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.
(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for consolidated financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740 Income Taxes, (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on July 1, 2024 through March 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(g) Distributions to Shareholders
The Fund intends to make monthly distributions to Shareholders equal to 12% annually of the Fund’s NAV per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for consolidated financial statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gains, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). The Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
A Shareholder whose shares are registered in their own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
(h) Organizational and Offering Costs
Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements and legal services in connection with the initial meeting of the Board. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Private Placement Memorandum, Statement of Additional Information and/or marketing materials and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs reflected in the Consolidated Statement of Operations are $0 and $9,596, respectively, and $3,199 of the offering costs remain as deferred on the Consolidated Statement of Assets and Liabilities.
Organizational costs are expensed as they are incurred. Offering costs are amortized to expense over twelve months on a straight-line basis.
(i) Segments
In this reporting period, the Fund adopted Accounting Standards Update (“ASU”) Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The total return and performance of the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and segment expenses are listed on the accompanying Consolidated Statement of Operations.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment advisory agreement (the “Agreement”) with the Investment Adviser. Pursuant to the Agreement, the Fund has agreed to pay the Investment Adviser a monthly fee, in arrears, equal to 1.00% on an annualized basis of the Fund’s net assets determined as of month-end (the “Investment Management Fee”), subject to certain adjustments. The Investment Adviser has voluntarily agreed to waive its Investment Management Fees through June 30, 2025. However, the Investment Adviser may terminate or reduce its voluntary waiver at any time and there is no assurance any voluntary waivers will continue until June 30, 2025. The Investment Adviser cannot recoup any Investment Management Fees it waives pursuant to this voluntary waiver. For the period from the commencement of operations on July 1, 2024 through March 31, 2025, the Investment Adviser voluntarily waived its Investment Management Fees totaling $275,572.
Under the terms of the Agreement, the Fund also pays the Investment Adviser an Incentive Fee (the “Incentive Fee”). The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 15.0% of the Fund’s realized “Pre-Incentive Fee Net Investment Income” for the immediately preceding month, subject to the Hurdle Rate described below. “Pre-Incentive Fee Net Investment Income” is defined as interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees that the Fund (or its wholly-owned subsidiary) receives from portfolio companies) accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses and fees payable to UMBFS, any interest expense and dividends paid on any issued and outstanding preferred shares and credit agreements, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature, accrued income that the Fund has not yet received in cash. Pre-Incentive fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation. The Incentive Fee attributable to Pre-Incentive Fee Net Investment Income that is paid to the Investment Adviser in a given month may be calculated on the basis of an amount that is greater than the amount of net investment income actually received by the Fund for such month. Payment of the Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 0.42% per month (or an annualized hurdle rate of 5%) (the “Hurdle Rate”), subject to a “catch up” feature. For purposes of the Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the fund as of the first business day of each month. No Incentive Fee is payable to the Investment Adviser on capital gains whether realized or unrealized.
The portion of such Incentive Fee that is attributable to deferred interest (such as payment-in-kind (“PIK”) interest or original issue discount) will be paid to the Investment Adviser, without interest, only if and to the extent the Fund actually receives such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the month by the net amount of the reversal (after taking into account the reversal of Incentive Fees payable) and would result in a reduction of the Incentive Fees for such month. No Incentive Fee is payable to the Investment Adviser on capital gains, whether realized or unrealized. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that the Fund may suffer. For the period from the commencement of operations on July 1, 2024 through March 31, 2025, the Investment Adviser earned Incentive Fees totaling $459,925. The voluntary waiver of Investment Management Fees may help the Investment Adviser achieve the Hurdle Rate and collect the Incentive Fee.
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees,

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.00% of the average daily net assets of the Fund (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and (ii) the Expense Limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement may not be terminated by the Fund or the Investment Adviser until April 25, 2025. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms. After April 25, 2025 the Fund or the Investment Adviser may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ advanced written notice to the other party. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.00%.
First Trust Portfolios L.P., an affiliate of the Investment Adviser, currently serves as the Fund’s distributor. UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A Trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or the Investment Adviser. For the period from the commencement of operations on July 1, 2024 through March 31, 2025, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the period from the commencement of operations on July 1, 2024 through March 31, 2025 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
The Fund intends to elect to be treated and qualify as a RIC for federal income tax purposes with its initial tax return for the year ended March 31, 2025. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes out all of its income and gains each year.
At March 31, 2025, gross unrealized appreciation and depreciation of investments and derivatives, based on cost for federal income tax purposes, were as follows:
Cost of investments and derivatives	$59,640,303
Gross unrealized appreciation	$742,284
Gross unrealized depreciation	(21,815)
Net unrealized appreciation on investments and derivatives	$720,469
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2025, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$(9,596)	$9,596

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

As of March 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(202,141)
Unrealized appreciation/(depreciation) on investments	720,469
Other temporary differences	(558,894)
Total accumulated earnings/(deficit)	$(40,566)
The tax character of distributions paid during the period from the commencement of operations on July 1, 2024 through March 31, 2025 were as follows:
Distribution paid from:	2025
Ordinary income	$3,023,620
Net long-term capital gains	—
Tax return of capital	991,981
Total taxable distributions	$4,015,601
As of March 31, 2025, the Fund had $35,375 in short-term and $0 in long-term net capital loss carryover. As of March 31, 2025, $166,766 of qualified late-year ordinary losses are deferred until fiscal year 2026 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the next taxable year.
Note 5 — Investment Transactions
For the period from the commencement of operations on July 1, 2024 through March 31, 2025, purchases and sales of investments, excluding short-term investments, were $61,763,268 and $9,128,031, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
Note 7 — Repurchase of Shares
At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting tender offers every six months beginning in June 30, 2025. In each tender offer, the Fund may offer to repurchase its Shares at their NAV as determined as of the relevant valuation date. Each tender offer will be for an amount up to 3.5% of the Fund’s Shares outstanding. If the number of Shares tendered for repurchase exceeds the number the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Repurchases will be made at such times and on such terms as maybe determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. The Fund may choose not to conduct a tender offer of its outstanding Shares or may choose to conduct a tender offer for less than 3.5% of its outstanding Shares. Investors may not have access to the money invested in the Fund for an indefinite time. For the period from the commencement of operations on July 1, 2024 through March 31, 2025, the Fund did not have any tender offers.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Note 8 — Fair Value Measurements and Disclosure
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the net asset value as practical expedient are not included in the fair value hierarchy. As such, investments in Private Collateralized Loan Obligations with a fair value of $3,199,144 are excluded from the fair value hierarchy as of March 31, 2025.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2025:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$14,898,434	$—	$14,898,434
Bank Loans	—	—	28,894,483	28,894,483
Collateralized Loan Obligations	—	6,353,679	—	6,353,679
Short-Term Investments	7,337,169	—	—	7,337,169
Subtotal	$7,337,169	$21,252,113	$28,894,483	$57,483,765
Private Investment Vehicles
Private Collateralized Loan Obligations				3,199,144
Total Investments				$60,682,909
Liabilities
Other Financial Instruments*
Forward Contracts	$—	$325,419	$—	$325,419

* Forward foreign currency exchange contracts are valued at the unrealized appreciation/(depreciation) on the instrument.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
Bank Loans
Balance as of July 1, 2024	$—
Transfers into Level 3	—
Transfers out Level 3	—
Net gains (losses) for the period	376,330
Purchases	28,564,195
Sales	(46,042)
Balance as of March 31, 2025	$28,894,483
Change in unrealized gains (losses) for the period for assets held at the end of the reporting period	$351,964
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:
Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Input	Weighted average	Impact on Valuation from an Increase in Input
Bank Loans	22,330,377	Discounted Cash Flow	Discount Rates	9.07% - 17.45%	10.04%	Decrease
	4,689,131	Income Approach	Market Yield	9% - 10%	9.50%	Increase
	848,871	Liquidation Approach	Expected Sale Proceeds	N/A	N/A	Increase
	1,026,104	Transaction Price	Transaction Price	N/A	N/A	Increase

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Note 9 — Derivatives and Hedging Disclosures
ASC 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2025, by risk category are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Liabilities
Foreign currency	$325,419	$325,419
	$325,419	$325,419
The effects of derivative instruments on the Consolidated Statement of Operations for the period from the commencement of operations on July 1, 2024 through March 31, 2025, by risk exposure are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Realized Gain (Loss) on Derivatives
Foreign exchange	$220,891	$220,891
	$220,891	$220,891
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Foreign exchange	$(325,419)	$(325,419)
	$(325,419)	$(325,419)
The notional amount and the number of contracts as of March 31, 2025 are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments for the period ended March 31, 2025 are as follows:
Derivatives not designated as hedging instruments
Forward Foreign Currency Exchange Contracts	Notional amount	$(6,319,332)

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Note 10 — Disclosures about Offsetting Assets and Liabilities
ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.
The Fund mitigates credit risk with respect to over-the-counter (“OTC”) derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:
	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Amounts Not Offset in Consolidated Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Forward foreign currency exchange contracts – Liabilities	BNP Paribas	$325,419	$—	$—	$325,419
* Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Adviser to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
** Amounts relate to master netting agreements and collateral agreements which have been determined by the Investment Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 11 — Commitments
Bank Loans and Collateralized Loan Obligations may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of March 31, 2025, are as follows:

First Trust Enhanced Private Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Unfunded Commitment
Bank Loans
Minds + Assembly, LLC	$182,292
Riccobene Associates	428,958
Riccobene Associates	135,318
Riccobene Associates	17,294
Summit Spine & Joint Centers	310,945
Summit Spine & Joint Centers	146,144
Collateralized Loan Obligations
Ares CLO Ltd.	1,091,607
Golub Capital BDC, Inc.	681,200
Fortress Credit Opportunities CLO, LLC	2,630,063
Total Unfunded Commitments	$5,623,821
Note 12 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, recessions or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 13 — Events Subsequent to the Period End
In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

First Trust Enhanced Private Credit Fund
FUND MANAGEMENT
March 31, 2025 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	26	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	26	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

First Trust Enhanced Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	26	President and Trustee, Investment Managers Series Trust II (31 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A

First Trust Enhanced Private Credit Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A
* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Enhanced Private Credit Fund
FUND INFORMATION
March 31, 2025 (Unaudited)

CUSIP
First Trust Enhanced Private Credit Fund	33744J100
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended March 31, 2025, 0.00% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Section 199A Dividends
For the year ended March 31, 2025, the Fund designated approximately 0.00% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.
Corporate Dividends Received Deduction
For the year ended March 31, 2025, 0.00% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Section 163(j) Interest Dividends
For the year ended March 31, 2025, the Fund designated approximately 53.48% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).
Capital Gain
For the year ended March 31, 2025, the Fund did not designate any long-term capital gain distributions.
First Trust Enhanced Private Credit Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $40,000 for the period July 1, 2024 (commencement of operations) to March 31, 2025.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for the period July 1, 2024 (commencement of operations) to March 31, 2025.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $16,000 for the period July 1, 2024 (commencement of operations) to March 31, 2025.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for the period July 1, 2024 (commencement of operations) to March 31, 2025.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period July 1, 2024 (commencement of operations) to March 31, 2025 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period July 1, 2024 (commencement of operations) to March 31, 2025 was $0.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable

(j)	Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.
2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”), who are primarily responsible for the day-to-day portfolio management of First Trust Enhanced Private Credit Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)	Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception	Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Enhanced Private Credit Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 Account $36.97M	9 Accounts $298.46M	0 Accounts	8 Accounts $3,943.87M	6 Accounts $409.27M	0 Accounts
Brian Murphy	1 Account $36.97M	9 Accounts $298.46M	0 Accounts	8 Accounts $3,943.87M	13 Accounts $462.50M	0 Accounts

Conflicts of Interest

The Investment Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2025.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	Over $1,000,000
Brian Murphy	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Private Credit Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.